UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): January 14, 2004


                Global Life Sciences, Inc.
            -----------------------------------
   (Exact Name of Registrant as Specified in Its Charter)

                        Nevada
                  -------------------
       (State or other jurisdiction of incorporation)


        000-33333                        37-9374101
    -----------------                -------------------
 (Commission File Number)     (I.R.S. Employer Identification No.)


  2020 Main Street, Suite 600, Irvine, California       92614
 -------------------------------------------------    ---------
     (Address of Principal Executive Offices)         (Zip Code)


                         949-223-7103
                   ------------------------
    (Registrant's Telephone Number, including area code)


               --------------------------------
Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

       On January 14, 2004, Global Life Sciences, Inc., a Nevada corporation (the "Registrant"), announced that it had acquired a property in Berlin, Germany, which management anticipates may become the Registrant's first life sciences out-patient clinic, subject to local regulatory approval, permits, and licenses. A copy of Registrant's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits

a.   Financial Statements

     None.

b.   Pro forma Financial Information

     None.

c.   Exhibits.

     99.1 Global Life Sciences, Inc. January 14, 2004 Press
     Release concerning Agreement.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    GLOBAL LIFE SCIENCES, INC.


January 14, 2004         By:  /S/ PROF. DR. DR. HANS-JURGEN REIMANN
                             --------------------------------------
                         Prof. Dr. Dr. Hans-Jurgen Reimann
                         President and Chief Executive Officer

Exhibit Index.

99.1 Global Life Sciences, Inc. January 14, 2004 Press
     Release concerning Agreement.